EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT ("Agreement") is made and entered into as of the 15th day of May, 2010, by and between Glen Rose Petroleum Corporation, a Delaware corporation ("Employer") and Sam Smith ("Employee") and supersedes previous employment agreements or arrangements between Employer and Employee.

W I T N E S S E T H:

WHEREAS, Employer is a corporation duly organized and existing under the laws of the State of Delaware, and maintains its principal place of business in Katy, Texas;

WHEREAS, in furtherance of its business, Employer has need of qualified, experienced key executive officers;

WHEREAS, Employee is an adult individual presently residing in Texas.

WHEREAS, Employee has represented and warranted to Employer that Employee possesses sufficient qualifications and expertise in order to fulfill the terms of the employment stated in this Agreement; and

WHEREAS, Employer is willing to employ Employee, and Employee is desirous of accepting employment from Employer, under the terms and pursuant to the conditions set forth herein;

NOW, THEREFORE, for and in consideration of the foregoing recitals, and in consideration of the mutual covenants, agreements, understandings, undertakings, representations, warranties and promises hereinafter set forth, and intending to be legally bound thereby, Employer and Employee do hereby covenant and agree as follows:

1. DEFINITIONS. As used in this Agreement, the words and terms hereinafter defined have the respective meanings ascribed to them herein, unless a different meaning clearly appears from the context:

(a) "Cause" means:

(i) the conviction of Employee by a court of competent jurisdiction of a felony or any other offense involving dishonesty;

(ii) the indictment of Employee by a state or federal grand jury of competent jurisdiction or the filing of a criminal complaint or information for embezzlement or misappropriation of funds or for any act of dishonesty or lack of fidelity;

(iii) a decree of a court of competent jurisdiction that Employee is not mentally competent or is unable to handle his or her own affairs;

(iv) the written confession by Employee of any act of dishonesty or any embezzlement or misappropriation of funds;

(v) the payment (or, by the operation solely of the effect of a deductible, the failure of payment) by a surety or insurer of a claim under a fidelity bond issued for the benefit of Employer or Employer's Affiliates reimbursing Employer or Employer's Affiliates for a loss due to the wrongful act, or wrongful omission to act, of Employee;

(vi) Employee's intentional material breach of the confidentiality covenant set forth in Sections 8 of this Agreement;

(vii) Employee's failure to secure or maintain in force and in good standing any and all licenses, permits and/or approvals required of Employee by relevant governmental authorities for the discharge of the obligations of Employee under this Agreement;

(viii) Employee's substantial failure to adhere, or refusal to adhere to any policies or procedures of the Company; or

(ix) Employee's engaging in conduct or in past conduct or affiliations which, in the reasonable opinion of Employer, would materially adversely impact Employer's or Employer's Affiliates' relationships with their clients or Employer's or Employer's Affiliates' privileged licenses.

(b) "Complete Disability" – means the inability of Employee, due to illness or accident or other mental or physical incapacity, to perform his obligations under this Agreement for a period of ninety (90) calendar days in the aggregate over a period of three hundred sixty-five (365) consecutive calendar days or less, such "Complete Disability" to become effective upon the expiration of such ninetieth (90th) day.

(c) "Effective Date" – means the date first above written.

(d) "Employee" – means Employee as earlier defined in this Agreement.

(e) "Employer" – means Employer as earlier defined in this Agreement.

(f) "Employer's Affiliates" – means any successor, parent, subsidiary or affiliated corporation, or other legal entity, of Employer.

2. Basic Employment Agreement. Subject to the terms and pursuant to the conditions hereinafter set forth, Employer hereby employs Employee during the term hereinafter specified to serve as Employer's Chief Geologist and Development Manager, with such duties not inconsistent with those set forth in Section 3 of this Agreement, as the same may be modified and/or assigned to Employee by Employer's Board of Directors.

3. Duties Of Employee. Employee shall perform such duties as may be assigned to Employee from time-to-time by Employer's Board of Directors and as are generally associated with the duties of a Chief Geologist and Development Manager of a Company required to provide his services at the Wardlaw Field and will provide services (i) that include advice, input and an evaluation of the prospective nature and the geologic and depositional characteristics of the productive Glen Rose (Paluxy) formation on Wardlaw leasehold in Edwards County, Texas, and (ii) ongoing advice and evaluation work required to implement the development of the Wardlaw leases.

4. Acceptance Of Employment. Employee hereby accepts the employment set forth hereunder, under the terms and pursuant to the conditions set forth in this Agreement. Employee hereby covenants and agrees that, during the term of this Agreement, including any extensions, (the "Term"), Employee will devote as much of his or her working time as required to undertake the performance of Employee's duties under this Agreement as Employee shall determine as necessary for the performance of duties assigned to Employee.

5. Term. The Term shall consist of a period of two (2) years commencing as of the Effective Date of this Agreement, unless sooner terminated as provided in this Agreement. The Term may be extended from time to time at the mutual written consent of the parties.

6. Special Termination Provisions. Notwithstanding the provisions of Section 5 of this Agreement, this Agreement shall terminate upon the occurrence of any of the following events:

(a) the death of Employee;

(b) the giving of written notice from Employer to Employee of the termination of this Agreement upon the Complete Disability of Employee;

(c) the giving of written notice by Employer to Employee of the termination of this Agreement upon the discharge of Employee for Cause;

(d) the giving of written notice by Employee to Employer upon a material breach of this Agreement by Employer, which material breach remains uncured for a period of fifteen (15) days after the giving of such notice;

7. Compensation To Employee. For and in complete consideration of Employee's full and faithful performance of his duties under this Agreement, Employer hereby covenants and agrees to pay to Employee during the Term, and Employee hereby covenants and agrees to accept from Employer, the following items of compensation:

(a) Base Annual Salary. Employer hereby covenants and agrees to pay to Employee, and Employee hereby covenants and agrees to accept from Employer, a base annual salary (the "Base Annual Salary") of Ninety Thousand and no/100 Dollars ($90,000), payable at a rate of Seven Thousand Five Hundred and no/100 Dollars ($7,500.00) per month in accordance with the normal payroll practices of Employer. Said Base Annual Salary shall commence May 15, 2010. Such Base Annual Salary may be increased by Employer from time to time but in any event will increase by Two Thousand Five Hundred ($2,500.00) per month for each and every month during the Term that net oil production of the Employer exceeds 3,000 net barrels of oil for that month and shall be exclusive of and in addition to any other benefits which Employer may make available to its employees, including, but not limited to, those described in this Section 7 or any and all other benefit plans which may be in effect during the Term.

(b) Signing and Incentive Securities Bonus. Employee shall receive in the form of signing and incentive bonus of 750,000 warrants in the form attached as Exhibit __ as follows:

i) 50,000 warrants priced at $.75 each upon commencement of this Agreement;

ii) 75,000 warrants priced at $.75 each upon the Company producing an average of 100 barrels of oil per day or its equivalent from leases in Edwards County, Texas for a full 30 day period as determined by production records filed by the relevant lease operators with the Texas Railroad Commission;

iii) 50,000 warrants priced at $.75 each upon the Company producing an average of 100 barrels of oil per day or its equivalent from leases in Edwards County, Texas for a full 100 day period as determined by production records filed by the relevant lease operators with the Texas Railroad Commission without severance having been ordered by the Texas Railroad Commission;

iv) 75,000 warrants priced at $.75 each upon the Company producing an average of 500 barrels of oil per day or its equivalent for a full 30 day period as determined by production records filed by the relevant lease operators with the Texas Railroad Commission or other state oil and gas administrative agency;

v) 50,000 warrants priced at $.75 each upon the Company producing an average of 500 barrels of oil per day or its equivalent for a full 30 day period as determined by production records filed by the relevant lease operators with the Texas Railroad Commission or other state oil and gas administrative agency without severance having been ordered by the Texas Railroad Commission;

vi) 75,000 warrants priced at $.75 each upon the Company producing an average of 1,000 barrels of oil per day or its equivalent for a full 30 day period as determined by production records filed by the relevant lease operators with the Texas Railroad Commission or other state oil and gas administrative agency;

vii) 75,000 warrants priced at $1.50 each upon the Company producing an average of 1,000 barrels of oil per day or its equivalent for a full 30 day period as determined by production records filed by the relevant lease operators with the Texas Railroad Commission or other state oil and gas administrative agency without severance having been ordered by the Texas Railroad Commission;

viii) 75,000 warrants priced at $1.50 each upon the Company producing an average of 1,500 barrels of oil per day or its equivalent for a full 30 day period as determined by production records filed by the relevant lease operators with the Texas Railroad Commission or other state oil and gas administrative agency;

ix) 75,000 warrants priced at $1.50 each upon the Company producing an average of 1,500 barrels of oil per day or its equivalent for a full 30 day period as determined by production records filed by the relevant lease operators with the Texas Railroad Commission or other state oil and gas administrative agency without severance having been ordered by the Texas Railroad Commission;

x) 75,000 warrants priced at $1.50 each upon the Company producing an average of 2,000 barrels of oil per day or its equivalent for a full 30 day period as determined by production records filed by the relevant lease operators with the Texas Railroad Commission or other state oil and gas administrative agency; and

xi) 75,000 warrants priced at $1.50 each upon the Company producing an average of 2,000 barrels of oil per day or its equivalent for a full 30 day period as determined by production records filed by the relevant lease operators with the Texas Railroad Commission or other state oil and gas administrative agency without severance having been ordered by the Texas Railroad Commission.

(c) Signing and Incentive Cash Bonus. At discretion of Employer, Employee shall be eligible to receive cash bonus and profit-sharing awards conditioned on the Employee's continued employment through the time of the award.

(d) Company Vehicle. For the Term the Employer will provide the Employee at its expense a suitable vehicle for both field and road operations in the execution of the Employee's duties hereunder.

(e) Additional Employee Benefit Plans. The parties hereto acknowledge that the company will also pay medical and/or hospitalization plans for the benefit of executive officers of the Company. The Company may require a contribution from Employee for such medical and/or hospitalization plan consistent with contributions required from other employee participants in the plan.

(f) 401 K Plan. The Company will establish a 401 K Plan for the Employee.

(g) Expense Reimbursement. Employer shall either pay directly or reimburse Employee for Employee's reasonable, necessary and customary expenses incurred for the benefit of Employer in accordance with Employer's general policy regarding reimbursement, as the same may be amended, modified or changed from time to time. Such reimbursable expenses shall include, but are not limited to, reasonable entertainment and promotional expenses, and travel expenses. Prior to reimbursement, Employee shall provide Employer with sufficient detailed invoices of such expenses in accordance with the then applicable guidelines of the Internal Revenue Service so as to entitle Employer to a deduction for such expenses.

(h) Vacations. Employee shall be entitled to annual paid vacation leave in accordance with Employer's standard policy for executive officers, but in any event no less than twenty (20) days per year, to be taken at such times as selected by Employee and approved by Employer.

(i) Sick Leave. Employee shall be entitled to sick leave for illness or accident in accordance with Employer's standard sick leave policy for executive officers.

(j) Holidays. Employee shall be entitled to holidays with pay in accordance with Employer's standard holiday policy for executive officers.

8. CONFIDENTIALITY.

(a) Employee hereby warrants, covenants and agrees that, without the prior express written approval of Employer and during such time as Employee remains employed by Employer, Employee shall hold in the strictest confidence, and shall not disclose to any person, firm, corporation or other entity, except for subsidiaries of Employer, any of Employer's proprietary or confidential data, including but not limited to (i) information or other documents concerning Employer's or Employer's Affiliates' business, customers or suppliers; (ii) Employer's and Employer's Affiliates financial controls and credit and collection techniques and files; or (iii) Employer's trade secrets and other "know-how" or information not of a public nature. Confidential information as referenced above shall not include information that (a) is in or becomes a part of, the public domain,

without fault or breach of the Employee; (b) is customarily provided by Employer to others without restriction on disclosure; (c) was known to Employee prior to its disclosure or is independently developed by Employee; (d) is rightfully obtained by Employee from a third party; or (e) is required by law to be disclosed. The warranty, covenant and agreement set forth in this Paragraph 8(a) shall not expire, shall survive this Agreement and shall be binding upon Employee without regard to the passage of time or other events.

(b) In the event this Agreement expires or is terminated by either party at any time hereafter for any reason whatsoever, Employee agrees to turn over to Employer all papers, documents, working papers, correspondence, memos, notes and any and all other documents in Employee's possession relating to or concerning any matter affecting or relating to the business of Employer or Employer's Affiliates except for materials in the possession of Employee prior to his employment. Upon such expiration or termination, Employee shall sign a statement certifying that no such items, or copies of such items, have been retained by him. To the extent that such a remedy of law is, or would be, inadequate to compensate Employer for any breach of this Article, Employee acknowledges and agrees that Employer shall be entitled, if it so elects, to institute and prosecute a proceeding in equity in any court of competent jurisdiction to obtain his compliance with this Article.

10. COUNTERPARTS. This Agreement shall be executed in any number of counterparts which may be original or photostatic copies, which may be confirmed by facsimile signature transmitted by telephone, and each copy bearing original or facsimile signatures shall be deemed a duplicate original.

11. SUCCESSION. This Agreement shall be binding upon and inure to the benefit of Employer and Employee and their respective successors and assigns.

12. ASSIGNMENT. The rights, benefits and obligations of Employee under this Agreement shall not be assignable. Any purported assignment in violation of this Section 12 shall be null and void and of no force and effect.

13. AMENDMENT OR MODIFICATION. This Agreement may not be amended, modified, changed or altered except by a writing signed by both Employer and Employee.

14. GOVERNING LAW. In the event there is a dispute regarding this Agreement, it shall be governed by Texas law.

15. ARBITRATION.

(a) Upon the request of any party, any dispute, controversy or claim arising out of or in connection with, or relating to this Agreement or any breach or alleged breach hereof, shall be submitted to, and settled by, binding arbitration in Harris County, Texas administered by the American Arbitration Association ("AAA") in accordance with the Commercial Arbitration Rules and the Optional Rules for Emergency Measures of Protection of AAA. The disputing parties may

also agree to arbitration at any time or at any other place or under any other form of arbitration mutually acceptable to the parties so involved.

(b) The AAA arbitration award shall be final and binding, and a court having jurisdiction may enter judgment upon the award rendered by the arbitrator(s). The parties hereby irrevocably consent and submit to the jurisdiction of any federal or state court in the Harris County, Texas, for this purpose and waive any objections to such judgment based on venue and/or *forum non conveniens*. Any provisional remedy which would be available from a court of law shall be available from the arbitrator(s) to the parties to this Agreement pending arbitration. Three neutral arbitrators chosen by AAA shall conduct the arbitration. The parties *shall* equally bear the arbitration expenses, provided that each party shall pay for and bear the cost of its own experts, evidence, and counsel's fees.

16. NOTICES. Any and all notices required under this Agreement shall be in writing and shall be either hand-delivered or mailed, courier delivery service, certified mail, return receipt requested, addressed to:

TO EMPLOYER:	Andrew Taylor-Kimmins Glen Rose Petroleum Corporation 22762 Westheimer Parkway Suite 515 Katy, TX 77450
TO EMPLOYEE:	Sam Smith 9793 County Road 450 Rocksprings, TX 78880

All notices hand-delivered shall be deemed delivered as of the date actually delivered. All notices mailed shall be deemed delivered as of three (3) business days after the date postmarked. Any changes in any of the addresses listed herein shall be made by notice as provided in this Section 15.

17. INTERPRETATION. The preamble recitals to this Agreement are incorporated into and made a part of this Agreement; titles of paragraphs are for convenience only and are not to be considered a part of this Agreement.

18. SEVERABILITY. In the event any one or more provisions of this Agreement is declared judicially void or otherwise unenforceable, the remainder of this Agreement shall survive and such provision(s) shall be deemed modified or amended so as to fulfill the intent of the parties hereto.

19. WAIVER. None of the terms of this Agreement, including this Section 18, or any term, right or remedy hereunder shall be deemed waived unless such waiver is in writing and signed by the party to be charged therewith and in no event by reason of any failure to assert or delay in asserting any such term, right or remedy or similar term, right or remedy hereunder.

20. <u>Parol</u>. This Agreement, including the Acknowledgment attached hereto, constitutes the entire agreement between Employer and Employee with respect to the subject matter hereto and this Agreement supersedes any prior understandings, agreements or undertakings by and between Employer and Employee with respect to the subject matter hereof.

In Witness Whereof And Intending To Be Legally Bound Thereby, the parties hereto have executed and delivered this Agreement as of the year and date first above written.

Glen Rose Petroleum Corporation

By: ______________________________
Andrew Taylor-Kimmins, President

Employee

By: ______________________________
Sam Smith

Exhibit A

WARRANT
PURCHASE AGREEMENT

SAM SMITH

Glen Rose Petroleum Corporation

22762 Westheimer Parkway
Suite 515
Katy, TX 77450

WARRANT PURCHASE AGREEMENT

As of May 15, 2010

TO: Sam Smith ("Purchaser")

Glen Rose Petroleum Corporation, a Delaware corporation (the "Company"), hereby agrees with Purchaser as follows:

ARTICLE I
PURCHASE AND SALE OF WARRANTS

Section 1.01 The Warrants. The Company has authorized the issuance and sale to the Purchaser of up to 750,000 Warrants to purchase shares of Common Stock, $0.001 par value per share, of the Company with 375,000 Warrants carrying an exercise price of $0.75 per share and 375,000 warrants carrying a exercise price of $1.50 per share (the "Warrants"). The $.75 Warrants shall be in the form attached as Exhibit A to this Agreement and the Form of the $1.50 Warrants shall be in the Form attached as Exhibit B to this Agreement. The consideration paid for the Warrants shall be as stated in the Employment Agreement between Purchaser and the Company dated as of May 15, 2010 which is hereby incorporated into this Agreement. The certificate or certificates representing the Warrants and any shares of Common Stock issued upon execution of the Warrants ("Warrant Shares") shall carry the following legend:

> THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.

Section 1.02 Purchase and Sale of Common Stock and Warrants at Initial Closing. The Company hereby agrees to issue and sell to Purchaser, and subject to and in reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, Purchaser agrees to

purchase from the Company up to seven hundred and fifty thousand (750,000) Warrants to purchase its $.001 par value Common Stock. Consideration for said Common Shares and Warrants shall be pursuant to an Employment Agreement between Purchaser and the Company dated as of May 15, 2010 and earned as stated in such Employment Agreement which is incorporated herein by reference. Such purchase and sale shall take place at the closing (the "Closing") to be held at the offices of the Company at 22762 Westheimer Parkway, Suite 515, Katy, TX 77450, on May 15, 2010 at 1:00 p.m., or at such other time and place as the Company and Purchaser mutually agree upon, orally or in writing. At the Closing, the Company shall deliver to Purchaser fifty thousand (50,000) Warrants to purchase its $.001 par value Common Stock at $0.75 per share representing the initial tranche of Warrants being purchased by such Purchaser against receiving a signed and properly authenticated Employment Agreement and Warrant Purchase Agreement.

ARTICLE II
CONDITIONS TO PURCHASERS' OBLIGATIONS

The obligations of Purchaser to purchase Warrants at the Closing are subject to the fulfillment, at or prior to such Closing, of each of the following conditions, unless otherwise waived:

Section 2.01 Representations and Warranties. Each of the representations and warranties of the Company set forth in Article III hereof shall be true and correct on the date of the Closing.

Section 2.02 Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Company on or before such Closing.

Section 2.03 Certificate of Incorporation. The Company shall have filed the Certificate of Incorporation with the Secretary of State of Delaware on or prior to the Closing, which shall continue to be in full force and effect as of the Closing.

Section 2.04 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Common Shares pursuant to this Agreement shall be obtained and effective as of such Closing and applicable state securities laws, which filings have been made or will be made by the Company in a timely manner.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Purchaser as follows, each of which representation and warranty is true and correct as of the date hereof and will be true and correct as of the Closing:

Section 3.01 Organization, Qualifications and Corporate Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware. The Company has the corporate power and authority to own and hold its properties and to carry on its business as now conducted, to execute, deliver and perform this Agreement and to issue, sell and deliver the Common Shares of the Company (the "Common Stock").

Section 3.02 Authorization of Agreements, Etc.

(a) The execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder and the issuance, sale and delivery of the Common Shares have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation, as amended, or the Bylaws of the Company, as amended, or will not result in a violation of any provision of any indenture, agreement or other instrument to which the Company, or any of its properties or assets is bound, or conflict with, result in a material breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, encumbrance, or, to the Company's knowledge, claim of any nature whatsoever upon any of the properties or assets of the Company, the result of any of which would have a material adverse effect on the business or assets of the Company.

(b) The issuance, sale or delivery of the Common Shares are not subject to any preemptive right of stockholders of the Company that has not been waived or to any right of first refusal or other right in favor of any person that has not been waived.

Section 3.03 Validity. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. The Common Shares, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than applicable state and federal securities laws and liens or encumbrances created by or imposed by Purchaser. The Common Shares will be issued in compliance with all applicable federal and state securities laws.

Section 3.04 Governmental Approvals. No registration or filing with, or consent or approval of or other action by, any Federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance by the Company of this Agreement or the issuance, sale and delivery of the Common Shares and applicable state securities laws, which filings have been made or will be made by the Company in a timely manner.

Section 3.05 Capitalization; Status of Capital Stock. Immediately prior to the Closing, the Company has authorized and unissued common shares in excess of the number of shares of Common Stock and Warrant Shares to be delivered pursuant to this agreement. There are no

restrictions on the transfer of shares of capital stock of the Company other than those imposed by relevant federal and state securities laws and as otherwise contemplated by this Agreement. The Company is not a party to, and to the best of the Company's knowledge, there are, no agreements, understandings, trusts or other collaborative arrangements or understandings concerning the voting of the capital stock of the Company to be issued to Purchaser.

Section 3.06 No Insolvency. No insolvency proceeding of any character, including, without limitation, bankruptcy, receivership, reorganization, composition or arrangement with creditors, voluntary or involuntary, affecting the Company or any of its assets or properties, is pending or, to the knowledge of the Company, threatened. The Company has not taken any action in contemplation of, or that would constitute the basis for, the institution of any such insolvency proceedings.

Section 3.07 Disclosure. Neither this Agreement nor any other agreement, document, certificate or written statement furnished to the Purchaser by or on behalf of the Company in connection with the transactions contemplated hereby (which has not subsequently been supplemented) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser represents and warrants to the Company that: (a) Purchaser is an individual or duly authorized corporate entity, partnership or joint venture who has full power and authority to enter into and perform this Agreement in accordance with its terms; (b) that Purchaser has entered into the Employment Agreement dated as of May 15, 2010 between the Company and the Purchaser and is bound by its terms; (c) Purchaser has made an investigation of the Company and its business as it deemed necessary and has had an opportunity to discuss and review the Company's business, management and financial affairs with the Company's management as it deemed necessary; (d) the Common Stock and Warrants being purchased by Purchaser are being or will be acquired for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof; (e) it understands that (i) the Common Stock and Warrants have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant and the regulations promulgated thereunder, (ii) the Common Stock, Warrants, and Warrant Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant and the regulations promulgated thereunder (iii) the Common Stock, Warrants and Warrant Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, (iv) the Common Stock, Warrants and Warrant Shares will bear legends to such effect and (v) the Company will make a notation on its transfer books to such effect.

ARTICLE V
COVENANTS OF THE COMPANY AND PURCHASER

The Company hereby covenants and agrees with Purchaser, as follows:

Section 5.01 Publicity. Purchaser and the Company acknowledge that upon the execution of this Agreement, the Company may be required to file a Form 8-K with the Securities and Exchange Commission under Items 1.01 and 3.02 of Form 8-K relating to the entry into a material definitive agreement and the unregistered sale of equity securities and that said Form 8-K may contain a copy of this Agreement as an exhibit. The Company's decision to file a Form 8-K and attach a copy of this Agreement, or to issue a press release about this agreement, shall be within the Company's sole discretion

ARTICLE VI
MISCELLANEOUS

Section 6.01 No Waiver; Cumulative Remedies. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 6.02 No Brokers. No non-party to this Agreement has acted directly or indirectly as a broker, finder or financial advisor for any Party in connection with the negotiations relating to the transactions contemplated by this Agreement, and no person is entitled to any fee or commission or like payment in respect thereof based in any way on any agreement, arrangement or understanding made by or on behalf of any Party, except as stated herein.

Section 6.03 Amendments, Waivers and Consents.

(a) Notwithstanding any other provisions of this Agreement to the contrary, changes in or additions to this Agreement may be made, and compliance with any provision herein may be omitted or waived, if the Company obtains written consent from Purchaser.

Section 6.04 Addresses for Notices, etc. All notices, requests, demands and other communications provided for hereunder shall be in writing and mailed, sent via facsimile or hand-delivered:

If to Purchaser:

Sam Smith
P.O Box

Rocksprings, TX 78880

If to the Company:

Glen Rose Petroleum Corporation
22762 Westheimer Parkway
Suite 515
Katy, TX 77450
Attention: Andrew Taylor-Kimmins

or at such other address as shall be designated by Purchaser or the Company in a written notice to the other parties complying as to delivery with the terms of this Section 6.03.

All such notices, requests, demands and other communications shall be effective: (i) when mailed (registered mail, return receipt requested, postage prepaid), when deposited in the mail, (ii) when sent via facsimile, when acknowledgment of complete transmission is received, and (iii) when hand-delivered, on such date of hand-delivery, unless otherwise provided herein.

Section 6.05 Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the Company and Purchaser and their respective heirs, successors and assigns.

Section 6.06 Survival of Representations and Warranties. All representations and warranties made in this Agreement or any other instrument or document delivered in connection herewith shall survive the execution and delivery hereof or thereof.

Section 6.07 Prior Agreements. This Agreement constitutes the entire agreement between the parties hereto and supersedes any other prior understandings or agreements among them concerning the subject matter hereof.

Section 6.08 Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

Section 6.09 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the Delaware.

Section 6.10 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

Section 6.11 Other Interpretive Matters. Unless a clear contrary intention appears: (a) the singular number includes the plural number and vice versa; (b) reference to any gender includes each

other gender, the masculine, the feminine and neuter; (c) reference to any agreement (including this Agreement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof (and without giving effect to any amendment or modification that would not be permitted in accordance with the terms hereof); (d) reference to any applicable law means such applicable law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any particular provision of any applicable law shall be interpreted to include any revision of or successor to that provision regardless of how numbered or classified; (e) "hereunder," "hereof," "hereto" and words of similar import shall be deemed references to this Agreement as a whole and not to any particular section or other provision hereof; and (f) "including" (and with correlative meaning "include") means including without limiting the generality of any description preceding such term; (g) "or," "either" and "any" are not exclusive.

Section 6.12 Construction. The parties hereto have participated in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

Section 6.13 Arbitration.

(a) Upon the request of any party, any dispute, controversy or claim arising out of or in connection with, or relating to this Agreement or any breach or alleged breach hereof, shall be submitted to, and settled by, binding arbitration in Harris County, Texas administered by the American Arbitration Association ("AAA") in accordance with the Commercial Arbitration Rules and the Optional Rules for Emergency Measures of Protection of AAA.

(b) The disputing parties may also agree to arbitration at any time or at any other place or under any other form of arbitration mutually acceptable to the parties so involved. The AAA arbitration award shall be final and binding, and a court having jurisdiction may enter judgment upon the award rendered by the arbitrator(s).

(c) The parties hereby irrevocably consent and submit to the jurisdiction of any federal or state court in the Harris County, Texas, for this purpose and waive any objections to such judgment based on venue and/or *forum non conveniens*. Any provisional remedy which would be available from a court of law shall be available from the arbitrator(s) to the parties to this Agreement pending arbitration. Three neutral arbitrators chosen by AAA shall conduct the arbitration.

(d) The parties *shall* equally bear the arbitration expenses, provided that each party shall pay for and bear the cost of its own experts, evidence, and counsel's fees.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day, month and year first above written.

Glen Rose Petroleum Corporation

By: ______________________________
Name: Andrew Taylor-Kimmins
Title: President

PURCHASER:

Sam Smith

By: ______________________________
Name: Sam Smith

EXHIBIT A TO WARRANT PURCHASE AGREEMENT

FORM OF $0.75 WARRANT

SAM SMITH

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT THERETO UNDER THE ACT AND APPLICABLE LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Certificate No. 2010-____
Dated: ________

Warrant to Purchase to ________ Shares of Common Stock (subject to adjustment)

WARRANT TO PURCHASE COMMON STOCK
of
GLEN ROSE PETROLEUM CORPORATION

This certifies that, for value received, Sam Smith, or his registered assigns (the "Holder") is entitled, subject to the terms set forth below, to purchase from Glen Rose Petroleum Corporation, a Delaware corporation (the "Company"), up to__________ (___________) shares of its common stock, par value $0.001 per share (the "Common Stock" and in aggregate "Common Shares"), as constituted on the date hereof (the "Warrant Issue Date"), upon surrender hereof, at the principal office of the Company referred to below, with the Notice of Exercise form annexed hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price set forth in Section 2 below. The number and character of such shares of Common Stock and the Exercise Price are subject to adjustment as provided herein. The term "Warrant" as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein. This Warrant is being issued pursuant to the Employment Agreement and Common Stock and Warrant Purchase Agreement dated as of May 15, 2010, by and between the Company and Sam Smith

1. *Term of Warrant.* Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and

ending at 5:00 p.m., Eastern Standard Time, on May 31, 2015 (the "Term"), and shall be void thereafter.

2. *Exercise Price.* The exercise price at which this Warrant may be exercised shall be $.75 per share of Common Stock (the "Exercise Price"), as such Exercise Price may be adjusted from time to time pursuant to Section 12 hereof.

3. *Number of Warrants.* The warrants shall be exercisable for any amount as follows:

a. up to and including _______ Common Shares of the Company. The Warrant Issue Date shall be the date upon which any such warrant is issued.

4. *Vesting and Exercise of Warrant.*

(a) *Exercise of Warrant.*

(i) *Method of Exercise.* The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, at any time, or from time to time, during the Term, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the principal office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment in cash by wire transfer or by check acceptable to the Company of the purchase price of the shares to be purchased.

(ii) *Net Issue Exercise.* Notwithstanding any provisions herein to the contrary, if the fair market value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise and notice of such election, in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

$$X = \frac{Y(A-B)}{A}$$

Where X = The number of shares of Common Stock to be issued to the Holder

Y = the number of shares of Common Stock purchasable under this Warrant or, if only a portion of this Warrant is being

exercised, the portion of this Warrant being canceled (at the date of such calculation)

A = the fair market value of one share of the Common Stock (at the date of such calculation)

B = Exercise Price (as adjusted to the date of such calculation).

For purposes of the above calculation, fair market value of one share of Common Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that where there exists a public market for the Common Stock at the time of such exercise, the fair market value of one share of Common Stock shall be the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the Nasdaq Capital Market or on any exchange on which the Common Stock is listed, whichever is applicable, as reported by Bloomberg L.P. or its successor or equivalent financial reporting firm for the five (5) trading days prior to the date of the Company's receipt of this Warrant and delivery of the properly endorsed Notice of Exercise and notice of Holder's election to exercise without cash.

(b) *Issuance of Shares.* This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of Warrant Shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the remaining number of Warrant Shares for which this Warrant may then be exercised.

5. *No Fractional Shares or Scrip.* No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled (after aggregating all shares that are being issued upon such exercise), the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

6. *Replacement of Warrant.* On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement or bond reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this

Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

7. *Rights of Stockholders*. Subject to Sections 10 and 12 of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of the Warrant Shares or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised as provided herein.

8. *Transfer of Warrant*.

(a) *Warrant Register*. The Company will maintain a register (the "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change its address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

(b) *Warrant Agent*. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7(a) above, issuing the Warrant Shares or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing (the "Warrant Agent"). Thereafter, any such registration, issuance, exchange or replacement, as the case may be, shall be made at the office of the Warrant Agent.

(c) *Transferability and Negotiability of Warrant*. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the "Act"), title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form annexed hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

(d) *Exchange of Warrant Upon a Transfer.* Upon surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers contained in this Section 8, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

(e) *Compliance with Securities Laws.*

(i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired for investment purposes, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any applicable state securities laws.

(ii) This Warrant and all Warrant Shares issued upon exercise hereof or conversion thereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT THERETO UNDER SUCH ACT AND APPLICABLE LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

9. *Reservation of Stock.* The Company covenants that during the Term, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate or Articles of Incorporation (the "Certificate") to provide sufficient reserves of Warrant Shares issuable upon exercise of this Warrant. The Company further covenants that all Warrant Shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein will be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously therewith). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of this Warrant.

10. *Notices.*

(a) Whenever the Exercise Price or the shares purchasable hereunder shall be adjusted pursuant to Section 12 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and the shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to the Holder of this Warrant.

(b) In case:

(i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

(ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation or entity, or any conveyance of all or substantially all of the assets of the Company to another corporation or entity, or

(iii) of any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Holder or Holders a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the record date specified in (A) above or 30 days prior to the date specified in (B) above.

11. *Amendments and Waivers.*

(a) Except as provided in Section 11(b) below, this Warrant, or any provision hereof, may be amended, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

(b) Any term or condition of this Warrant may be amended with the written consent of the Company and the Holder. Any amendment effected in accordance with this Section 11(b) shall be binding upon the Holder and each future holder of this Warrant and the Company.

(c) No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

12. *Adjustments*. The Exercise Price and the shares purchasable hereunder are subject to adjustment from time to time as follows:

(a) *Merger, Sale of Assets, etc.* If at any time while this Warrant is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other corporation or other entity, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation or other entity resulting from such reorganization, merger, consolidation, merger, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 12. The foregoing provision of this Section 12(a) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation or other entity that are at the time receivable upon the exercise of this Warrant. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

(b) *Reclassification, etc.* If the Company, at any time while this Warrant remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 12.

(c) *Split, Subdivision or Combination of Shares.* If the Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination and the number of such securities shall be proportionately increased in the case of a split or subdivision or proportionately decreased in the case of a combination.

(d) *Adjustments for Dividends in Stock or other Securities or Property.* If while this Warrant remains outstanding and unexpired, the holders of the securities as to which purchase rights under this Warrant exist (including without limitation securities into which such securities may be converted) at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant (or upon such conversion) on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 12.

(e) *Calculations.* All calculations under this Section 12 shall be made to the nearest four decimal points.

(f) *No Impairment.* The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

13. *Saturdays, Sundays and Holidays.* If the last or appointed day for the taking of any action or the expiration of any right granted herein shall be a Saturday, Sunday or legal holiday, then (notwithstanding anything herein to the contrary) such action may be taken or such right may be exercised on the next succeeding day that is not a Saturday, Sunday or legal holiday.

14. *Governing Law*. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

15. *Binding Effect*. The terms of this Warrant shall be binding upon and inure to the benefit of the Company and the Holder and their respective successors and assigns.

IN WITNESS WHEREOF, Glen Rose Petroleum Corporation has caused this Warrant to be executed by its officers thereunto duly authorized.

GLEN ROSE PETROLEUM CORPORATION

By: ______________________________
Name: Andrew Taylor-Kimmins
Title: President

Holder: **SAM SMITH**

By: ______________________________
Name: Sam Smith

NOTICE OF EXERCISE

(1) The undersigned hereby (A) elects to purchase _______ shares of Common Stock of GLEN ROSE PETROLEUM CORPORATION, pursuant to the provisions of Section 4(c)(i) of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full, or (B) elects to exercise this Warrant for the purchase of_______ shares of Common Stock, pursuant to the provisions of Section 4(c)(ii) (cashless exercise) of the attached Warrant.

(2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon exercise hereof are being acquired for investment purposes, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

(3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

____
(Name)

____
(Name)

(4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

____
(Name)

___________ _________________________
(Date) (Signature)

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee	Address	No. of Shares

and does hereby irrevocably constitute and appoint ______________________________ Attorney to make such transfer on the books of **GLEN ROSE PETROLEUM CORPORATION**, maintained for the purpose, with full power of substitution in the premises.

The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof are being acquired for investment purposes, and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

Dated: ___________________________

____
Signature of Holder

EXHIBIT A TO WARRANT PURCHASE AGREEMENT

FORM OF $1.50 WARRANT

SAM SMITH

GLEN ROSE
PETROLEUM CORPORATION

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT THERETO UNDER THE ACT AND APPLICABLE LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Certificate No. 2010-____
Dated: ______

Warrant to Purchase to ______ Shares of Common Stock (subject to adjustment)

WARRANT TO PURCHASE COMMON STOCK
of
GLEN ROSE PETROLEUM CORPORATION

This certifies that, for value received, Sam Smith, or his registered assigns (the "Holder") is entitled, subject to the terms set forth below, to purchase from Glen Rose Petroleum Corporation, a Delaware corporation (the "Company"), up to__________ (__________) shares of its common stock, par value $0.001 per share (the "Common Stock" and in aggregate "Common Shares"), as constituted on the date hereof (the "Warrant Issue Date"), upon surrender hereof, at the principal office of the Company referred to below, with the Notice of Exercise form annexed hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price set forth in Section 2 below. The number and character of such shares of Common Stock and the Exercise Price are subject to adjustment as provided herein. The term "Warrant" as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein. This Warrant is being issued pursuant to the Employment Agreement and Common Stock and Warrant Purchase Agreement dated as of May 15, 2010, by and between the Company and Sam Smith

1. *Term of Warrant.* Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and ending at 5:00 p.m., Eastern Standard Time, on May 31, 2015 (the "Term"), and shall be void thereafter.

2. *Exercise Price.* The exercise price at which this Warrant may be exercised shall be $1.50 per share of Common Stock (the "Exercise Price"), as such Exercise Price may be adjusted from time to time pursuant to Section 12 hereof.

3. *Number of Warrants.* The warrants shall be exercisable for any amount as follows:

a. up to and including _______ Common Shares of the Company. The Warrant Issue Date shall be the date upon which any such warrant is issued.

4. *Vesting and Exercise of Warrant.*

(a) *Exercise of Warrant.*

(i) *Method of Exercise.* The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, at any time, or from time to time, during the Term, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the principal office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment in cash by wire transfer or by check acceptable to the Company of the purchase price of the shares to be purchased.

(ii) *Net Issue Exercise.* Notwithstanding any provisions herein to the contrary, if the fair market value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise and notice of such election, in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

$$X = \frac{Y(A-B)}{A}$$

Where X = The number of shares of Common Stock to be issued to the Holder

Y = the number of shares of Common Stock purchasable under this Warrant or, if only a portion of this Warrant is being exercised, the portion of this Warrant being canceled (at the date of such calculation)

A = the fair market value of one share of the Common Stock (at the date of such calculation)

B = Exercise Price (as adjusted to the date of such calculation).

For purposes of the above calculation, fair market value of one share of Common Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that where there exists a public market for the Common Stock at the time of such exercise, the fair market value of one share of Common Stock shall be the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the Nasdaq Capital Market or on any exchange on which the Common Stock is listed, whichever is applicable, as reported by Bloomberg L.P. or its successor or equivalent financial reporting firm for the five (5) trading days prior to the date of the Company's receipt of this Warrant and delivery of the properly endorsed Notice of Exercise and notice of Holder's election to exercise without cash.

(b) *Issuance of Shares*. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of Warrant Shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the remaining number of Warrant Shares for which this Warrant may then be exercised.

5. *No Fractional Shares or Scrip*. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled (after aggregating all shares that are being issued upon such exercise), the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

6. *Replacement of Warrant*. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement or bond reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

7. *Rights of Stockholders*. Subject to Sections 10 and 12 of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of the Warrant Shares or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised as provided herein.

8. *Transfer of Warrant.*

(a) *Warrant Register.* The Company will maintain a register (the "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change its address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

(b) *Warrant Agent.* The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7(a) above, issuing the Warrant Shares or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing (the "Warrant Agent"). Thereafter, any such registration, issuance, exchange or replacement, as the case may be, shall be made at the office of the Warrant Agent.

(c) *Transferability and Negotiability of Warrant.* This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the "Act"), title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form annexed hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

(d) *Exchange of Warrant Upon a Transfer.* Upon surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers contained in this Section 8, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

(e) *Compliance with Securities Laws.*

(i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired for investment purposes, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any applicable state securities laws.

(ii) This Warrant and all Warrant Shares issued upon exercise hereof or conversion thereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT THERETO UNDER SUCH ACT AND APPLICABLE LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

9. *Reservation of Stock*. The Company covenants that during the Term, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate or Articles of Incorporation (the "Certificate") to provide sufficient reserves of Warrant Shares issuable upon exercise of this Warrant. The Company further covenants that all Warrant Shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein will be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously therewith). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of this Warrant.

10. *Notices*.

(a) Whenever the Exercise Price or the shares purchasable hereunder shall be adjusted pursuant to Section 12 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and the shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to the Holder of this Warrant.

(b) In case:

(i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

(ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation or entity, or any conveyance of all or substantially all of the assets of the Company to another corporation or entity, or

(iii) of any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Holder or Holders a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the record date specified in (A) above or 30 days prior to the date specified in (B) above.

11. *Amendments and Waivers.*

(a) Except as provided in Section 11(b) below, this Warrant, or any provision hereof, may be amended, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

(b) Any term or condition of this Warrant may be amended with the written consent of the Company and the Holder. Any amendment effected in accordance with this Section 11(b) shall be binding upon the Holder and each future holder of this Warrant and the Company.

(c) No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

12. *Adjustments.* The Exercise Price and the shares purchasable hereunder are subject to adjustment from time to time as follows:

(a) *Merger, Sale of Assets, etc.* If at any time while this Warrant is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other corporation or other entity, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor

corporation or other entity resulting from such reorganization, merger, consolidation, merger, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 12. The foregoing provision of this Section 12(a) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation or other entity that are at the time receivable upon the exercise of this Warrant. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

(b) *Reclassification, etc.* If the Company, at any time while this Warrant remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 12.

(c) *Split, Subdivision or Combination of Shares.* If the Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination and the number of such securities shall be proportionately increased in the case of a split or subdivision or proportionately decreased in the case of a combination.

(d) *Adjustments for Dividends in Stock or other Securities or Property.* If while this Warrant remains outstanding and unexpired, the holders of the securities as to which purchase rights under this Warrant exist (including without limitation securities into which such securities may be converted) at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant (or upon such conversion) on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or

all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 12.

(e) *Calculations*. All calculations under this Section 12 shall be made to the nearest four decimal points.

(f) *No Impairment*. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

13. *Saturdays, Sundays and Holidays*. If the last or appointed day for the taking of any action or the expiration of any right granted herein shall be a Saturday, Sunday or legal holiday, then (notwithstanding anything herein to the contrary) such action may be taken or such right may be exercised on the next succeeding day that is not a Saturday, Sunday or legal holiday.

14. *Governing Law*. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

15. *Binding Effect*. The terms of this Warrant shall be binding upon and inure to the benefit of the Company and the Holder and their respective successors and assigns.

IN WITNESS WHEREOF, Glen Rose Petroleum Corporation has caused this Warrant to be executed by its officers thereunto duly authorized.

GLEN ROSE PETROLEUM CORPORATION

By:

Name: Andrew Taylor-Kimmins
Title: President

Holder: **SAM SMITH**

By:

Name: Sam Smith

NOTICE OF EXERCISE

(1) The undersigned hereby (A) elects to purchase _______ shares of Common Stock of GLEN ROSE PETROLEUM CORPORATION, pursuant to the provisions of Section 4(c)(i) of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full, or (B) elects to exercise this Warrant for the purchase of_______ shares of Common Stock, pursuant to the provisions of Section 4(c)(ii) (cashless exercise) of the attached Warrant.

(2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon exercise hereof are being acquired for investment purposes, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

(3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

____
(Name)

____
(Name)

(4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

____
(Name)

___________ _______________________
(Date) (Signature)

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee	Address	No. of Shares

and does hereby irrevocably constitute and appoint ________________________ Attorney to make such transfer on the books of **GLEN ROSE PETROLEUM CORPORATION**, maintained for the purpose, with full power of substitution in the premises.

The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof are being acquired for investment purposes, and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

Dated: ________________________

____
Signature of Holder